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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2000


                          INTEGRATED ORTHOPAEDICS, INC.
               (Exact name of Registrant as specified in charter)


                 TEXAS                                1-10677                             76-0203483
      (State or other jurisdiction            (Commission File Number)                 (I.R.S. Employer
           of Incorporation)                                                          Identification No.)


                 1800 WEST LOOP SOUTH, SUITE 1030                                77027
                          HOUSTON, TEXAS                                       (Zip Code)
             (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 225-5464

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ITEM 5.  OTHER EVENTS.

         On November 30, 2000, Integrated Orthopaedics, Inc. a Texas corporation ("IOI"), released additional information regarding its dividend of warrants which was previously announced on November 21, 2000. The additional information provided included the expiration date of the warrants and a description of the formula that determines the warrant exercise price.

         The press release announcing the Dividend is filed herewith as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

   99.1 Text of press release dated November 30, 2000 relating to additional information regarding the Dividend.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    INTEGRATED ORTHOPAEDICS, INC.
                                    (Registrant)


Date: December 15, 2000             By: /s/ Laurie Hill Gutierrez
                                        ----------------------------------------
                                        Laurie Hill Gutierrez
                                        Chief Financial Officer







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                                 EXHIBIT INDEX



         Exhibit                   Description
         -------                   -----------
          99.1         Press Release dated November 30, 2000.